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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): MARCH 29, 2007

                               __________________

                            MIRACOR DIAGNOSTICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            UTAH                      0-12365                    58-1475517
            ----                      -------                    ----------
(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)               Number)               Identification No.)


               9191 TOWNE CENTER DRIVE, SUITE 400
                      SAN DIEGO, CALIFORNIA                  92122
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            (Address of Principal Executive Offices)      (Zip Code)

                                 (858) 455-7127
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

         On March 29, 2007, Envision Healthcare, Inc. ("Envision"), a wholly-owned subsidiary of Miracor Diagnostics, Inc. ("Miracor"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of California (Case No. 07-01539-PB11). In accordance with the provisions of the Bankruptcy Code, Envision will continue to operate its business as a debtor-in-possession. Envision's assets comprise approximately 7.7% of the total assets of Miracor.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 2007


                                              MIRACOR DIAGNOSTICS, INC.


                                              /s/  Ross S. Seibert
                                              ----------------------------------
                                              By:  Ross S. Seibert
                                                   Chief Executive Officer